                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [  X  ]
Filed by a Party other than the Registrant [     ]

Check the appropriate box:
[     ]  Preliminary Proxy Statement
[     ]  Confidential, for use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[  X  ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            CROGHAN BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)

                                       N/A
   (Names of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  X  ]  No fee required.

[     ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[     ]  Fee paid previously preliminary materials.

[     ]  Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TUESDAY, MAY 11, 1999



         Notice is hereby given that the Annual Meeting of Shareholders of Croghan Bancshares, Inc., an Ohio corporation, will be held at PK's Banquet Hall, 2270 West Hayes Avenue, Fremont, Ohio on May 11, 1999 at 1:00 p.m. local time for the following purposes:

         1. To elect Directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

         2. To vote on a shareholder proposal to recommend that the Board of Directors contemplate a merger with a larger bank; and

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. The 1998 Annual Report of the Corporation is also enclosed. Shareholders of record at the close of business on March 19, 1999 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

         All shareholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please complete, sign, date and return the enclosed proxy form promptly in the envelope provided to assure the presence of a quorum. You may revoke your proxy and vote in person at the Meeting if you desire.


                                              By order of the Board of Directors

                                              /s/ Thomas Hite

                                              Thomas F. Hite, President
                                              and Chief Executive Officer
Fremont, Ohio
March 26, 1999

                            CROGHAN BANCSHARES, INC.

                                 PROXY STATEMENT
                              Dated March 26, 1999
                       For Annual Meeting of Shareholders
                        to be Held Tuesday, May 11, 1999


         This Proxy Statement is furnished by the Board of Directors and Management of Croghan Bancshares, Inc. (the "Corporation") in connection with the solicitation of proxies to be voted at the Corporation's 1999 Annual Meeting of Shareholders, which will be held at 1:00 p.m. on Tuesday, May 11, 1999 at PK's Banquet Hall, 2270 West Hayes Avenue, Fremont, Ohio 43420 (the "Meeting").

         Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by delivering a signed revocation to the Corporation, by submitting a later-dated proxy, or by attending the Meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the shares represented by the proxies will be voted as recommended by the Board of Directors.

         The cost of soliciting proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Corporation. The Corporation does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expense in sending proxy materials to their principals and obtaining their proxies. The approximate date on which this Proxy Statement and enclosed form of proxy has been first mailed to shareholders is March 26, 1999.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The close of business on March 19, 1999 has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. It is anticipated, as of that date, that approximately 1,904,100 shares of the Corporation's Common Stock, par value $12.50 per share, will be issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Corporation at the close of business on March 19, 1999 on all matters that come before the Meeting. Holders of a majority of the shares of Common Stock outstanding on the record date must be either present or represented by proxy at the Meeting to constitute a quorum for the transaction of business. To the knowledge of Management, no person or entity owns beneficially, directly or indirectly, 5% or more of the Corporation's Common Stock as of the date hereof.

                              ELECTION OF DIRECTORS

         The term of office of each current Director of the Corporation will expire at the 1999 Annual Meeting. Directors are to be elected at the Meeting to hold office until the next annual meeting and until their successors shall be duly elected and qualified.

         The Code of Regulations of the Corporation provides that the Board of Directors shall consist of not less than five (5) nor more than twelve (12) members who must be shareholders of the Corporation, with the number of Directors within such range fixed or changed by the shareholders at a meeting for the election of Directors. The Corporation's Code of Regulations provides that the Directors may increase the number of Directors by no more than two (2) and may appoint additional Directors to fill any such new Board seats, provided that the total number of Directors may not exceed twelve (12).

The number of Directors has previously been fixed by the shareholders at twelve
(12), and no change in such number is proposed this year.

         Shareholders may vote for up to twelve nominees and the twelve nominees receiving the highest number of votes shall be elected as Directors. Shareholders may not vote cumulatively in the election of Directors.

         The following is the slate of the twelve (12) nominees proposed for election as Directors together with their respective ages, occupations, and amount and nature of beneficial ownership of shares of Common Stock as of December 31, 1998. The Board of Directors and Management recommend that you vote "FOR" the election of such nominees as Directors of the Corporation. Each nominee contributes to the breadth of business experience represented on the Board of Directors, and most have long-standing records of service to the Corporation and The Croghan Colonial Bank (the "Bank") as a Director. In the event any of the nominees should be unable to serve, which is not anticipated, the proxy committee, which consists of Directors Thomas Hite, Janet Burkett and Clemens Szymanowski, will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

------------------------------------------------------------------------------------------------------------------
 NAME OF DIRECTOR             AGE        PRINCIPAL OCCUPATION              DIRECTOR           BENEFICIAL   PERCENT
   NOMINEE                              DURING PAST FIVE YEARS              SINCE             OWNERSHIP      OF
                                                                             (1)              OF COMMON     CLASS
                                                                                              STOCK (2)
------------------------------------------------------------------------------------------------------------------
JANET E. BURKETT               64   Treasurer of Burkett Industries,         1991               6,795 (3)    .4%
                                    Inc., an electrical contracting
                                    firm located in Fremont, Ohio.
------------------------------------------------------------------------------------------------------------------
THOMAS F. HITE                 59   President and Chief Executive            1987               6,456 (4)    .3%
                                    Officer of the Corporation and the
                                    Bank.
------------------------------------------------------------------------------------------------------------------
JOHN P. KELLER                 65   Vice President of Keller-Ochs-Koch       1973              15,138        .8%
                                    Funeral Home located in Fremont,
                                    Ohio.
------------------------------------------------------------------------------------------------------------------
STEPHEN A. KEMPER              59   Owner of Kemper Iron and Metal           1996               3,738 (5)    .2%
                                    Company, a recycler and scrap
                                    processor located in Bellevue, Ohio
------------------------------------------------------------------------------------------------------------------
DANIEL W. LEASE                50   President of Wahl Refractories,          1994               1,500 (6)    .1%
                                    Inc., a refractory products
                                    manufacturer located in Fremont,
                                    Ohio.
------------------------------------------------------------------------------------------------------------------
ROBERT H. MOYER                70   Chairman of Mosser Construction,         1973              16,308 (7)    .9%
                                    Inc., a commercial construction and
                                    contracting company located in
                                    Fremont, Ohio.
------------------------------------------------------------------------------------------------------------------
ALBERT C. NICHOLS              80   Chairman of the Board of the             1964              27,000 (8)   1.4%
                                    Corporation and the Bank.

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 NAME OF DIRECTOR             AGE        PRINCIPAL OCCUPATION              DIRECTOR            BENEFICIAL  PERCENT
   NOMINEE                              DURING PAST FIVE YEARS              SINCE              OWNERSHIP     OF
                                                                             (1)               OF COMMON    CLASS
                                                                                               STOCK (2)
------------------------------------------------------------------------------------------------------------------
K. BRIAN PUGH                  59   President of Clyde Parts Company,        1996               2,155 (9)    .1%
                                    an automotive parts distributor
                                    located in Clyde, Ohio.
------------------------------------------------------------------------------------------------------------------
CLEMENS J. SZYMANOWSKI         80   Retired, formerly a principal with       1978              73,000 (10)  3.8%
                                    Tony's Bakery in Fremont, Ohio,
                                    which has since been acquired by
                                    Nickles Bakery.
------------------------------------------------------------------------------------------------------------------
J. TERRENCE WOLFE              58   Vice President in charge of the          1994              30,000 (11)  1.6%
                                    paper converting operation of the
                                    Robert F. Wolfe Co. located in
                                    Fremont, Ohio.
------------------------------------------------------------------------------------------------------------------
CLAUDE E. YOUNG                66   Chairman of the Board of Progress        1979              24,071 (12)  1.3%
                                    Plastic Products, Inc., a plastics
                                    parts manufacturer with locations
                                    in Bellevue and Tiffin, Ohio.
------------------------------------------------------------------------------------------------------------------
GARY L. ZIMMERMAN              52   Vice President of Swint-Reineck          1991                 840        .1%
                                    Hardware, Inc., a hardware store
                                    located in Fremont, Ohio.
------------------------------------------------------------------------------------------------------------------
All Directors and Executive    --           --                                --              218,943      11.5%
Officers as a Group (18
Persons) (13)
------------------------------------------------------------------------------------------------------------------


(1) Directorships were with the Bank alone until 1983 and with the Bank and the Corporation since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of December 31, 1998.
(3) Includes 6,495 shares held in trust as co-trustee with Mrs. Burkett's husband.
(4)      Includes 930 shares owned by Mr. Hite's wife.
(5)      Includes 162 shares owned by Mr. Kemper's wife.
(6)      Includes 600 shares owned jointly by Mr. Lease and his wife.
(7)      Includes 6,072 shares owned by Mr. Moyer's wife in trust.
(8)      Includes 6,000 shares owned by Mr. Nichols' wife.
(9) Includes 908 shares owned jointly by Mr. Pugh and his wife, 30 shares owned jointly by Mr. Pugh and his grandson, and 338 shares owned individually by his wife.
(10) Includes 72,400 shares held in trust as co-trustee with Mr. Szymanowski's wife.
(11) Includes 29,900 shares held in trust as co-trustee with Mr. Wolfe's wife.
(12) Includes 9,916 shares owned jointly by Mr. Young and his wife and 7,855 shares owned individually by his wife.
(13) Includes all executive officers of the Corporation and all executive officers of the Bank.

         No family relationships exist between the Corporation's Directors, nominees and executive officers, except that Janet E. Burkett, a current Director, is an aunt by marriage to William C. Hensley, a Vice President of the Bank. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

         Each Director of the Corporation is also a Director of the Bank. The Board of Directors of the Bank met twelve (12) times during 1998. Meetings of the Board of Directors of the Corporation were held immediately following on nine (9) of these occasions. Each Director attended at least seventy-five percent (75%) of the total number of Board meetings and meetings of committees on which he or she served. The Bank has standing audit and compensation committees that function in lieu of audit and compensation committees of the Corporation. The Audit Committee, which consists of Directors Kemper, Lease and Zimmerman, met seven (7) times during 1998. The Audit Committee's primary responsibility is overseeing the activities of the internal and external auditors for the Corporation and the Bank. The Compensation Committee, which consists of Directors Keller, Moyer, and Young, met four (4) times during 1998. The Compensation Committee's primary responsibility is to review the annual compensation and benefits of the Chief Executive Officer and other officers of the Corporation and the Bank and make recommendations to the Board of Directors regarding annual increases and other appropriate changes. Neither the Corporation nor the Bank has a standing nominating committee or a committee performing a similar function.

         During 1998, the Directors received Director's fees at the rate of $450 per Bank Board meeting attended and $200 per committee meeting attended. No separate compensation is paid for meetings of the Corporation's Board of Directors. Directors who are also officers of the Corporation or the Bank do not receive compensation for attendance at any committee meetings.

                               EXECUTIVE OFFICERS

         The following information is furnished concerning executive officers of the Corporation and the Bank, all of whom are elected annually and serve at the pleasure of the Board of Directors of the Corporation and the Bank:

     Name               Age               Position and Business Background
     ----               ---               --------------------------------

Albert C. Nichols        80         Mr. Nichols is Chairman of the
                                    Board of the Corporation and the Bank and has served in such position since 1984. He first joined the Bank in 1952 and served as President of the Bank from 1968 to 1984.

Thomas F. Hite           59         Mr. Hite is President and Chief Executive
                                    Officer of the Corporation and the Bank and has served in such position since 1988. He joined the Bank in 1957 and served as Executive Vice President of the Bank from
                                    1984 to 1988 and Vice President and
                                    Secretary of the Corporation from 1983 to 1988.

James K. Walter          62        Mr. Walter has served as Senior Vice
                                    President/Commercial Loans of the Bank since
                                    1991 and as Senior Vice President of the Bank from 1988 to 1991. He has also served as Vice President of the Corporation since 1984, Secretary of the Corporation since 1991, and Treasurer of the Corporation from 1984 to 1992. He joined the Bank in 1959 and served as Vice President/Personnel and Marketing of the Bank from 1980 to 1988.

James A. Draeger         58         Mr. Draeger has served as a Vice President
                                    of the Bank since 1980, as officer in charge of Real Estate Loans since 1985 and as Agricultural Administrator of the Bank since joining the Bank in 1975.

William C. Hensley         55       Mr. Hensley has served as Vice
                                    President/Chief Lending Officer of the Bank since 1991. He joined the Bank in 1963 and served as Vice President and Manager of Consumer Loans from 1980 to 1991. He is the nephew of Janet E. Burkett, a director of the Corporation and the Bank.

Barry F. Luse              46       Mr. Luse has served as Vice President/Trust
                                    Officer of the Bank since October 1993. He first joined the Bank in 1990 and served as a Trust Officer of the Bank from 1990 to 1993. He has been a member of the Ohio Bar since 1983.

Allan E. Mehlow            43       Mr. Mehlow has served as Vice
                                    President/Chief Financial Officer of the
                                    Bank since October 1993 and as Controller of the Bank from 1990 to 1993. He has also served as Treasurer of the Corporation since
                                    1992. He joined the Bank in 1975 and served as Auditor from 1988 to 1990. He has carried a CPA designation since 1992.

                             EXECUTIVE COMPENSATION

         The following table sets forth information as to the compensation paid or accrued by the Corporation or the Bank during 1996, 1997 and 1998 for Mr. Thomas F. Hite, President and the Chief Executive Officer of the Corporation. No other executive officer of the Corporation received compensation for services to the Corporation or the Bank during 1998 in excess of $100,000.

--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------



                                                                                                  LONG TERM        ALL OTHER
                                                                                                COMPENSATION     COMPENSATION
                                                     ANNUAL COMPENSATION                           AWARDS           ($)(3)
                                          ----------------------------------------         ----------------------------------
                                                                       OTHER ANNUAL        RESTRICTED
NAME AND                                  SALARY         BONUS         COMPENSATION        STOCK
PRINCIPAL POSITION            YEAR        ($)(1)          ($)             ($)(2)           AWARDS($)      OPTIONS(#)
----------------------------------------------------------------------------------------------------------------------------
Thomas F. Hite,               1998       143,722          N/A              N/A             N/A            N/A       13,511
President and Chief           1997       139,353          N/A              N/A             N/A            N/A        3,915
Executive Officer             1996       131,509          N/A              N/A             N/A            N/A          N/A

--------------------

(1) Mr. Hite's salary includes fees received by him for services as a Director of the Corporation and the Bank of $5,400 in 1998, $5,400 in 1997, and $7,200 in 1996.
(2) No other annual compensation was provided to Mr. Hite for services to the Corporation or the Bank during 1996, 1997 or 1998 in amounts sufficient to require disclosure.
(3) All other compensation consists solely of amounts contributed by the Bank to the 401(k) Profit Sharing Plan on behalf of Mr. Hite.

                          COMPENSATION COMMITTEE REPORT

         The Corporation's executive compensation program is structured to provide competitive compensation based upon an employee's job performance relative to their area of responsibility. To achieve this goal, the Committee authorizes salaries that are competitive with salaries for comparable positions at other banks and bank holding companies of comparable size and performance. The Corporation does not pay performance based bonuses and does not have any stock option or other compensation plans based on the long term performance of the Corporation.

         To aid in establishing accurate peer group comparison data, the Committee employs the services of an outside consulting firm and also uses compensation surveys provided by the Bank Administration Institute, Employer's Association of Toledo, and Ohio Bankers Association.

         To set an individual's salary within the range indicated by the peer group comparison data for the individual's level of responsibility, the Compensation Committee primarily considers the employee's job performance and contribution to the objectives of the Corporation. These latter factors are determined in the subjective judgment of the Compensation Committee for the Chief Executive Officer and with the benefit of performance reviews and salary recommendations by the Chief Executive Officer for other executive officers of the Corporation. To a lesser extent, the Committee also considers local and national economic conditions and future business prospects of the Bank in setting salary levels for executive officers.

         The Committee established the Chief Executive Officer's salary for 1998 at $138,322, which represents approximately a 3.3% increase over the previous year's salary of $133,953. The Committee's determination of the Chief Executive Officer's salary for 1998 was based upon the previously noted criteria, including its subjective evaluation of the Chief Executive Officer's performance.

         This report is submitted by the members of the Compensation Committee.

JOHN P. KELLER                  ROBERT H. MOYER                  CLAUDE E. YOUNG

                                PERFORMANCE GRAPH

         The following graph is a comparison of the cumulative total shareholder return (change in share price plus reinvested dividends) through December 31, 1998 of an initial $100 investment on December 31, 1993 in (i) the Corporation's Common Stock, (ii) the AMEX Stock Market (American Stock Exchange)-U.S. Companies Stock Index, and (iii) the NASDAQ Bank Index. The comparisons in this table are required by the Securities and Exchange Commission. The cumulative return performance shown on the graph is not intended to forecast or be indicative of future performance.

                                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
                                      --------   --------   --------   --------   --------   --------
CROGHAN BANCSHARES, INC                100.00     104.81     129.10     152.13     186.83     238.30
AMEX STOCK MARKET
     U.S. COMPANIES STOCK INDEX        100.00      93.26     119.99     121.90     152.43     162.60
NASDAQ BANK INDEX                      100.00      99.64     148.38     195.91     328.02     324.90

          INDEBTEDNESS OF AND TRANSACTIONS WITH OFFICERS AND DIRECTORS

         The Bank has had and expects to have banking transactions in the ordinary course of business with Directors, officers and principal shareholders of the Corporation and the Bank and associates of such persons on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons and that do not involve more than normal risk of collectability or present other unfavorable features. The Corporation and the Bank also have had and expect to have other transactions in the ordinary course of business with their Directors, officers, principal shareholders and their associates on the same terms as those prevailing at the same time for comparable transactions with others. Loans to Directors and executive officers, including their immediate families and companies in which they are principal owners, totaled $7,347,000 or 21.8% of total stockholders' equity at December 31, 1998. The nature and amount of such indebtedness and transactions during 1998 is such that no disclosure is required for any individual items.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and persons who own 10% or more of the Corporation's common shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, Directors and 10% or greater shareholders are required by the Commission's regulations to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

         Based on the Corporation's review of the copies of such forms it has received, the Corporation believes that all of its officers, Directors and 10% or greater shareholders complied with all filing requirements applicable to them with respect to transactions during 1998, except that K. Brian Pugh, a Director of the Corporation and the Bank, filed a Form 4 in December 1998 to amend a Form 4 filed in February 1998 to report the inadvertent omission of the purchase of 350 shares.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Corporation has engaged the firm of Clifton Gunderson Ltd., independent certified public accountants, to report upon the consolidated financial statements included in the Annual Report submitted herewith. A representative from said firm will be in attendance at the Annual Meeting, will have the opportunity to make a statement if desired, and will be available to respond to any questions from those in attendance. The Corporation has not yet selected an accounting firm to report upon its 1999 financial statements, although it intends to again engage Clifton Gunderson Ltd. for such purpose.

                              SHAREHOLDER PROPOSAL

         A proposal is being presented by Jared E. Danziger, Nathan G. Danziger, and Samuel R. Danziger. The Corporation's address of record for Jared E. Danziger is 7740 Camino Real, Miami, Florida; for Nathan G. Danziger is 3014 Pembroke Drive, Toledo, Ohio; and for Samuel R. Danziger is 7740 Camino Real, Miami, Florida. The share holdings that have been reported to the Corporation by the proponents are 102 shares for Jared E. Danziger, 2,802 shares for Nathan G. Danziger, and 5,625 shares for Samuel R. Danziger. The proposal is as follows:

         "Resolved, the Directors of Croghan Bancshares, Inc. should attempt to maximize shareholder value by contemplating a tax-free merger with a larger bank rather than continuing the present course of management of the bank."

                        SUPPORTING STATEMENT SUBMITTED BY
          JARED E. DANZIGER, NATHAN G. DANZIGER, AND SAMUEL R. DANZIGER

         The globalization of capital markets has increased the competition for bank deposits in even the most traditional preserves. Small banks can no longer produce the handsome profits of yesteryear simply by exploiting the interest rate spread between loan and deposit rates. Fortunately, Congress' liberalization of banking laws will allow banks to offer brokerage, insurance and other financial services. The growth opportunities offered by fee-based services coupled with the cost-saving efficiencies of technology promise returns much greater than those generated by servicing deposits and loans. But developing the efficiency necessary to profit from these fee-based services will demand enormous economies of scale. To that end, there has been a massive rationalization, in the form of mergers and acquisitions, of U.S. banks during the past decade. Croghan, whose Directors are apparently unwilling to contemplate merger with a larger bank, has seen its stock price lag relative to other banks.

         Management's attempts over the last three years to supplement the pressured core banking business with fee based income has not produced substantive results. While the net income of U.S. banks during the middle 1990's has grown at an unprecedented rate, the declining returns produced by our bank speaks for itself:

        1st 6 months 1995 $1,425,000        Full calendar year 1995   $3,269,238
        1st 6 months 1996 $1,657,000        Full calendar year 1996   $3,055,000
        1st 6 months 1997 $1,603,000        Full calendar year 1997   $3,107,000
        1st 6 months 1998 $1,524,000

         The present management is not only unprepared to expand into growing financial market segments, it is unable to execute successfully in the core business. A comparison with equal sized Ohio banks reveals the following (as of June 30, 1998 which are the latest financial results available at the time this statement was prepared):

                                                Assets            ROA              ROE          PRICE:BV
Belmont Bancorp, Bridgeport, Ohio               $394M            1.60%            19.82%          413%
Ohio Valley Banc Corp, Gallipolis, Ohio          378M            1.06%            11.61%          317%
Oak Hill Financial, Inc., Jackson, Ohio          388M            1.21%            13.15%          247%
Croghan Bancshares, Inc., Fremont, Ohio          334M             .91%             9.59%          158%

         Assets set forth in millions. ROA is last twelve months percentage return/income on total assets. ROE is last twelve months percentage return/income on total shareholders equity. PRICE:BV is the multiple times the book value of shareholders applied by the market.

         For the foregoing reasons, we urge you to vote your shares and instruct the Directors to maximize shareholders value by contemplating a tax-free merger of the bank with a larger bank.

                OPPOSITION STATEMENT FROM THE BOARD OF DIRECTORS
              RECOMMENDING A VOTE AGAINST THIS SHAREHOLDER PROPOSAL

         The Board of Directors believes that this proposal will not serve in the best interests of the Corporation, the shareholders, our customers, or the communities in which we operate. The Board is aware of its duty to act on behalf of the shareholders in managing and overseeing the Corporation's affairs, including efforts at maximizing shareholder value. The Corporation's directors are also shareholders and thus have a commonality of interest with all other shareholders.

         The Board believes that focusing on superior customer service, a commitment to the communities that are being served, and making appropriate strategic acquisitions will allow the Corporation to effectively and profitably compete with the other financial service providers in the area. Such a strategy helps ensure stable dividend payments to shareholders and fosters market value appreciation in the price of the Corporation's stock. A comparison with other banks located in northwestern Ohio indicates the following (as of September 30, 1998 which are the latest available financial results):

                                                               Price to
                                Assets       ROAA     ROAE    Book Value
                                ------       ----     ----    ----------

Rurban Financial Corp.          $500M        .86%     10.47%     162%
Defiance, Ohio

Croghan Bancshares, Inc.,        337M        .92%      9.57%     166%
Fremont, Ohio

First Citizens Banc Corp.        495M        .95%      8.72%     197%
Sandusky, Ohio

Commercial Bancshares, Inc.      199M        .74%      8.35%     192%
Upper Sandusky, Ohio

Exchange Bancshares, Inc.         93M        .84%      7.77%     124%
Luckey, Ohio

                  Assets are presented in millions of dollars. Return on Average Assets (ROAA) is the annualized net income for the period divided by the average total assets during the period. Return on Average Equity (ROAE) is the annualized net income for the period divided by the average shareholders' equity for the period. Price to Book Value is the end-of-period market price per share of stock divided by the end-of-period book value per share of stock.


         The Board of Directors efforts speak for themselves:

         The per share market value of Croghan Bancshares, Inc. stock has more than doubled over the past five years with average total annual shareholder returns (change in share price plus reinvested dividends) of:

                         19.2% over the past five years
                         22.7% over the past three years
                         27.5% over the past one year

         The Board of Directors believes it is in the best interest of the shareholders to allow the Board to maintain its flexibility in determining appropriate courses of action. Regardless of the outcome of the vote on this Shareholder Proposal, your Board of Directors, 10 of whose 12 members are independent, outside directors, will remain open and continue to consider all opportunities for enhancing shareholder value.

         FOR THESE REASONS, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

                                  REQUIRED VOTE

         The approval of the proposal requires the affirmative vote of a majority of the shares of Common Stock represented at the meeting in person or by proxy. Abstentions and broker non-votes will be counted in determining the presence of a quorum, but will not be counted as votes cast and will have the same effect as a vote against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED AGAINST THE PROPOSAL UNLESS OTHERWISE SPECIFIED BY THE SHAREHOLDER(S).

                                 OTHER BUSINESS

         Management of the Corporation does not know of any other business that may be presented at the Annual Meeting. If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best judgment.

        SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2000 ANNUAL MEETING

         The Board of Directors requests that any shareholder proposals intended for inclusion in the Corporation's proxy materials for the 2000 Annual Meeting be submitted to Thomas F. Hite, President, in writing no later than November 27, 1999. Unless the Corporation has been given written notice by February 10, 2000 of a shareholder proposal to be presented at the 2000 Annual Meeting other than by means of inclusion in the Corporation's proxy materials for the Meeting, persons named in the Proxies solicited by the Board of Directors for the Meeting may use their discretionary voting authority to vote against the proposal.


                                             By Order of the Board of Directors

                                             /s/ Thomas Hite

                                             Thomas F. Hite, President
                                             and Chief Executive Officer

                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420


         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 11, 1999. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.


         The undersigned, having received notice of the Annual Meeting of Shareholders of Croghan Bancshares, Inc. to be held at 1:00 p.m. local time on Tuesday, May 11, 1999, hereby designates and appoints Thomas F. Hite, Janet E. Burkett and Clemens J. Szymanowski, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, par value of $12.50 per share, of Croghan Bancshares, Inc. that the undersigned is entitled to vote at such Meeting or at any adjournment thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting.

         1.       To elect the following twelve (12) nominees as Directors:
                  JANET E. BURKETT, THOMAS F. HITE, JOHN P. KELLER, STEPHEN A. KEMPER, DANIEL W. LEASE, ROBERT H. MOYER, ALBERT C. NICHOLS,
                  K. BRIAN PUGH, CLEMENS J. SZYMANOWSKI, J. TERRENCE WOLFE, CLAUDE E. YOUNG, and GARY L. ZIMMERMAN.

         ____ FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)    ____ WITHHOLD AUTHORITY FOR ALL NOMINEES

IF YOU WISH TO WITHHOLD AUTHORITY FOR INDIVIDUAL NOMINEE(S), ENTER THE NAME(S) IN THE FOLLOWING SPACE:

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                 ELECTION OF THE NAMED NOMINEES. PLEASE MARK AN
                       "X" IN ONE OF THE SPACES PROVIDED.

         2. To vote on the Shareholder Proposal recommending that the Board of Directors contemplate a merger with a larger bank.

                  _______ For the proposal                    _______ Against the proposal                _______ Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS SHAREHOLDER PROPOSAL. PLEASE MARK AN "X" IN ONE OF THE SPACES PROVIDED.

         THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ABOVE;
(2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Corporation at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

                                         Dated
                                              ---------------------------------

                                         --------------------------------------
                                         Signature of Shareholder

                                         --------------------------------------
                                         Signature of Shareholder


To aid the Corporation in making arrangements
for the Annual Meeting, please indicate
your preliminary intentions for attendance:                            (Please sign Proxy as your name appears on your
                                                                       stock certificate(s). JOINT OWNERS SHOULD EACH SIGN
                                                                       PERSONALLY. When signing as attorney, executor,
____ I/We plan to attend the luncheon and the meeting                  administrator, trustee, guardian or corporate officer,
                                                                       please give your full title as such).

____ I/We plan to attend only the meeting

____ I/We do not plan to attend

    PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.